Exhibit 99.1 Alkami Announces Launch of Proposed $300,000,000 Convertible Senior Notes Offering PLANO, Texas, March 10, 2025— Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced its intention to offer, subject to market and other conditions, $300,000,000 aggregate principal amount of convertible senior notes due 2030 (the “notes”) in a private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Alkami also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $45,000,000 aggregate principal amount of the notes. The notes will be senior, unsecured obligations of Alkami, will accrue interest payable semi- annually in arrears and will mature on March 15, 2030, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Alkami will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Alkami’s election. The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Alkami’s option at any time, and from time to time, on or after March 20, 2028 and on or before the 62nd scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Alkami’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Alkami to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the Offering. Alkami expects to use a portion of the net proceeds from the Offering to fund the cost of entering into the capped call transactions described below, and the remainder, together with cash on hand, which may include proceeds from drawing on Alkami’s existing credit facility, and restricted stock units issued to continuing employees of Fin Technologies, Inc. dba MANTL (“MANTL”), to fund the previously announced pending acquisition of MANTL. Alkami expects to use any remaining net proceeds from the Offering for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, then Alkami intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below. The completion of the Offering is not contingent on the closing of the MANTL acquisition. There can be no assurance that the MANTL acquisition will be completed in a timely manner or at all. If

- 2 - the MANTL acquisition does not close, Alkami intends to the use the net proceeds from the Offering to fund the capped call transactions and for general corporate purposes. In connection with the pricing of the notes, Alkami expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or one or more other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Alkami’s common stock that will initially underlie the notes. If the initial purchasers exercise their option to purchase additional notes, then Alkami expects to enter into additional capped call transactions with the option counterparties. The capped call transactions are expected generally to reduce the potential dilution to Alkami’s common stock upon any conversion of the notes and/or offset any potential cash payments Alkami is required to make in excess of the principal amount of converted notes, as the case may be. If, however, the market price per share of Alkami’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions. In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Alkami’s common stock and/or purchase shares of Alkami’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Alkami’s common stock or the market value of the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Alkami’s common stock and/or purchasing or selling Alkami’s common stock or other securities of Alkami in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) during any observation period related to a conversion of notes or following any repurchase of the notes by Alkami in connection with any redemption or fundamental change, (y) following any repurchase of the notes by Alkami other than in connection with any redemption or fundamental change if Alkami elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase and (z) if Alkami otherwise unwinds all or a portion of the capped call transactions). This activity could also cause or avoid an increase or decrease in the market price of Alkami’s common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes. The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

- 3 - This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy the notes or any shares of common stock issuable upon conversion of the notes, nor shall there be any sale of the notes or any such shares, in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful. Cautionary Statement Regarding Forward-Looking Statements This press release contains “forward-looking” statements relating to the anticipated terms of the notes being offered, the completion, timing and size of the proposed Offering of the notes, the intended use of the net proceeds, the anticipated terms of, and the effects of entering into, the capped call transactions, and the anticipated closing of Alkami’s acquisition of MANTL. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to successfully close the acquisition of MANTL; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital; our ability to complete the Offering; the final terms of the Offering; the satisfaction of customary closing conditions with respect to the Offering; and other factors described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

- 4 - Investor Relations Contact Steve Calk ir@alkami.com ###